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                       SECURITIES AND EXCHANGE COMMISSION



                             WASHINGTON, D.C. 20549



                                _______________



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported):  April 18, 2000



                             PSW Technologies, Inc.
               (Exact Name of Registrant as Specified in Charter)



              Delaware                 000-29372               74-2796054
 (State or Other Jurisdiction of      (Commission             (IRS Employer
           Incorporation)             File Number)         Identification No.)


  6300 Bridgepoint Parkway, Building 3,
        Suite 200, Austin, Texas                                  78730
(Address of Principal Executive Offices)                       (Zip Code)



        Company's telephone number, including area code:  (512) 343-6666



                                Not Applicable.
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.    Other Events.


     On April 18, 2000, PSW Technologies, Inc., a Delaware corporation (the "Company"), announced results for the first quarter ended March 31, 2000, as set forth in a press release of the Company dated April 18, 2000 attached hereto as
Exhibit 99.1 and incorporated herein by reference.



Item 7.    Financial Statements and Exhibits.

      (c)  Exhibits.
           --------

            99.1  Text of press release of the Registrant, dated April 18, 2000.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PSW TECHNOLOGIES, INC.



Dated:  April 18, 2000                By:  /s/ Timothy D. Webb
                                         ---------------------------------------
                                           Timothy D. Webb,
                                           President and Chief Executive Officer
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                                 EXHIBIT INDEX


Exhibit No.               Description of Exhibit
-----------               ----------------------

99.1             Text of press release of the Registrant, dated April 18, 2000.